UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2021

Purple Innovation, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37523	47-4078206
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 North Chapel Ridge Road, Suite 200
Lehi, Utah	84043
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 756-2600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PRPL	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Financial Officer

On August 18, 2021, Craig L. Phillips, Chief Financial Officer of Purple Innovation, Inc. (the “Company”), and the Company determined that Mr. Phillips’ last day of employment as the Chief Financial Officer of the Company will be August 31, 2021. Mr. Phillips is not leaving the Company as a result of any disagreement regarding the Company's financial reporting or accounting policies, procedures, estimates, or judgments. The Company will commence a formal search process for the position of Chief Financial Officer for the Company.

Appoint of Interim Chief Financial Officer

On August 19, 2021, in connection with the departure of Craig L. Phillips as the Company’s Chief Financial Officer, the Board of Directors (the “Board”) of the Company appointed Bennett Nussbaum to serve as the Interim Chief Financial Officer and Principal Financial Officer of the Company.

Prior to joining Purple, Mr. Nussbaum, age 74, served as the Interim Chief Financial Officer of American Megatrends, Inc. from about April 2019 to September 2020. During that period he also served as Operating Partner of HGGC, LLC from about December 2017 to September 2020. He also served as Interim CFO at 4over, Inc. from about December 2017 to September 2018. From April 2016 to March 2017 he was the Chief Financial Officer of American Apparel, LLC. He currently serves on the advisory board for the W. Edwards Deming Center for Quality, Productivity, and Competitiveness at the Columbia University Graduate School of Business, a position he has held since 2011. Mr. Nussbaum previously served on the boards of directors of The Collected Group, LLC from about October 2018 to November 2019, Charlotte Russe, Inc. from about February 2018 to January 2019, and BCBGMAXAZRIA, LLC from about January 2017 to September 2017.

In connection with his appointment as Interim Chief Financial Officer, the Company and Mr. Nussbaum entered into a consultancy agreement (the “Consultancy Agreement”) effective August 19, 2021. The Consultancy Agreement provides that Mr. Nussbaum will serve as Interim Chief Financial Officer for an initial term of six months from August 19, 2021. The Company may renew the Consultancy Agreement for additional one-month terms upon sixty days’ notice prior to the end of the initial term, or ten days’ notice prior to the end any renewal term. Either party may terminate the engagement at any time. Under the terms of the Consultancy Agreement, Mr. Nussbaum will receive compensation comprised of (1) $300,000 for the initial six-month term and $50,000 for each additional one-month term, which amount shall be paid in full unless Mr. Nussbaum’s engagement is terminated for cause, and (2) an additional payment of $100,000 at the end of the initial six-month term and $16,666.67 at the end of each additional one-month term, as well as a discretionary payment of up to $75,000 payable in the Company’s discretion. In addition, if the price of the Company’s Class A Common Stock increases above $26.00 per share prior to the termination of Mr. Nussbaum’s engagement with the Company (other than for cause), the Company will pay additional compensation in an amount equal to the product of (a) the increase from $26.00 per share up to a maximum of $36.00 per share multiplied by (b) 20,000. The Company has also agreed to reimburse Mr. Nussbaum for transportation and lodging expenses relating to his travel to the Company’s headquarters. The foregoing summary of the Consultancy Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Consultancy Agreement, a copy of which is attached as Exhibit 10.1 to this report and is incorporated by reference herein.

Forward-Looking Statements

Certain statements made herein that are not historical facts are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Statements based on historical data are not intended and should not be understood to indicate the Company’s expectations regarding future events. Forward-looking statements provide current expectations or forecasts of future events or determinations. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Factors that could influence the realization of forward-looking statements include the risk factors outlined in the “Risk Factors” section of our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 11, 2021 and amended on May 10, 2021, as well as in our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission, The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

ITEM 7.01 REGULATION FD DISCLOSURE.

On August 24, 2021, the Company issued a press release announcing Mr. Phillips’ departure and the appointment of Bennett Nussbaum as the Company’s Interim Chief Financial Officer. A copy of the press release is attached hereto as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit
Number	Description of Exhibit
10.1	Consultancy Agreement entered into between Purple Innovation, LLC and Bennett Nussbaum dated August 19, 2021

99.1	Press Release issued by the Company dated August 24, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 24, 2021	PURPLE INNOVATION, INC.

	By:	/s/ Joseph Megibow
Joseph Megibow Chief Executive Officer

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